UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 29, 2014

Dendreon Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-35546	22-3203193
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 2nd Avenue, Seattle, Washington		98101
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (206) 256-4545

Not applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

As previously announced, on November 10, 2014, Dendreon Corporation (the “Company”) and its wholly owned subsidiaries, Dendreon Holdings, LLC, Dendreon Distribution, LLC and Dendreon Manufacturing, LLC (collectively, together with the Company, the “Debtors”) filed voluntary petitions for relief (the “Chapter 11 Cases”) under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”).

At a hearing held on December 17, 2014, as previously disclosed, the Bankruptcy Court entered an order (the “Bidding Procedures Order”) that, among other matters, established the bidding procedures (the “Bidding Procedures”) proposed to be employed with respect to the Competitive Process (as defined in the motion to approve the Bidding Procedures), (ii) established procedures for the Debtors to enter into a stalking horse agreement in connection with the Competitive Process, (iii) established procedures relating to the assumption and assignment of certain executory contracts and unexpired leases, including notice of proposed cure amounts and (iv) set a date for the proposed auction (the “Auction”) for the sale of all or substantially all of the Debtors’ non-cash assets (the “Sale Transaction”) and scheduled the hearing (the “Sale Hearing”) to approve the Sale Transaction.

The Debtors had until December 29, 2014 to select a Qualified Bid of a Qualified Bidder (each as defined in the Bidding Procedures) to be a stalking horse bid and finalize a purchase agreement with such stalking horse bidder. The Debtors have determined not to select a stalking horse bid. The Debtors have had active participation in the Competitive Process by a number of bidders and look forward to holding an Auction in connection with a Sale Transaction. In accordance with the Bidding Procedures, the Debtors will file a Notice of Filing of Proposed Acquisition Agreement with the Bankruptcy Court on December 30, 2014, which will be available upon filing (i) at https://cases.primeclerk.com/dendreon; and (ii) through PACER on the Bankruptcy Court’s website, https://ecf.deb.uscourts.gov (registration required), and on file with the Clerk of the Bankruptcy Court, Third Floor, 824 Market Street, Wilmington, Delaware 19801. Pursuant to the Bidding Procedures, each bid for the Debtors’ non-cash assets must be based upon the acquisition agreement attached to such notice.

Pursuant to the Bidding Procedures Order, Qualified Bids must be received in writing on or before January 27, 2015 at 5:00 p.m. (prevailing Eastern Time) or such earlier date as may be agreed to in accordance with terms of the Bidding Procedures. The Auction is scheduled for February 3, 2015, and the Sale Hearing is scheduled for February 5, 2015.

Cautionary Statements Regarding the Chapter 11 Cases

The Company’s securityholders are cautioned that trading in the Company’s securities during the pendency of the Chapter 11 Cases will be highly speculative and will pose substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders thereof in the Company’s Chapter 11 Cases. Accordingly, the Company urges extreme caution with respect to existing and future investments in its securities. The Bankruptcy Court has entered an order that places limitations on trading in the Company’s common stock, including options and certain other rights to acquire common stock, and certain instruments convertible into common stock, during the pendency of the bankruptcy proceedings.

A plan of reorganization or liquidation will likely result in holders of the Company’s capital stock receiving no distribution on account of their interests and cancellation of their existing stock. If certain requirements of the Bankruptcy Code are met, a Chapter 11 plan can be confirmed notwithstanding its rejection by the Company’s equity securityholders and notwithstanding the fact that such equity securityholders do not receive or retain any property on account of their equity interests under the plan. The stand-alone plan of reorganization provided for under the Amended and Restated Plan Support Agreements entered into by the Debtors and certain holders of the Company’s 2.875% Convertible Senior Notes due 2016 contemplates no recovery for the Company’s equity securityholders.

Cautionary Statement Regarding Forward-Looking Statements

Certain information in this Current Report may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Current Report that are not statements of historical fact and other estimates, projections, future trends and the outcome of events that have not yet occurred referenced in this Current Report should be considered forward-looking statements. Words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “may,” “predict,” “will,” “would,” “could,” “should,” “target” and similar expressions are often used to identify forward-looking statements. Actual results or events could differ materially from those indicated in forward-looking statements as a result of risks and uncertainties, including, among others, the potential adverse impact of the Chapter 11 Cases on the Company’s liquidity or results of operations, changes in the Company’s ability to meet financial obligations during the Chapter

11 process or to maintain contracts that are critical to the Company’s operations, the outcome or timing of the Chapter 11 process and the proposed stand-alone restructuring, asset sale or plan sale (including the occurrence or likelihood of qualified bids or an auction), the effect of the Chapter 11 Cases or proposed stand-alone restructuring, asset sale or plan sale on the Company’s relationships with third parties, regulatory authorities and employees, proceedings that may be brought by third parties in connection with the Chapter 11 process or the proposed stand-alone restructuring, asset sale or plan sale, Bankruptcy Court approval or other conditions or termination events in connection with the proposed stand-alone restructuring, asset sale or plan sale, and the timing or amount of any distributions to the Company’s stakeholders. For a discussion of some of the additional risks and important factors that the Company believes could cause actual results or events to differ from the forward-looking statements that it makes, see the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2014. In addition, new risks and uncertainties emerge from time to time, and it is not possible for the Company to predict or assess the impact of every factor that may cause its actual results or events to differ from those contained in any forward-looking statements. Accordingly, you should not place undue reliance on any forward-looking statements contained in this Current Report. Any forward-looking statements speak only as of the date of this Current Report. The Company undertakes no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information Regarding the Chapter 11 Cases

Information about the Chapter 11 process, as well as court filings and other documents related to the reorganization proceedings, is available through the Company’s claims agent, Prime Clerk, at https://cases.primeclerk.com/dendreon or 844-794-3479. Information contained on, or that can be accessed through, such web site or the Bankruptcy Court’s web site is not part of this Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DENDREON CORPORATION

Date: December 30, 2014	By:	/s/ Robert L. Crotty
		Name:	Robert L. Crotty
		Title:	Executive Vice President, General Counsel and Secretary